CHANNING INTRINSIC VALUE SMALL-CAP FUND

Institutional Class Shares – OWLLX

A Series of the Valued Advisers Trust

SUMMARY PROSPECTUS

June 1, 2025

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at channingcapital.com/investment-strategies/channing-capital-management/mutual-fund/owllx/. You can also get this information at no cost by calling (833) 565-1919 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated June 1, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Channing Intrinsic Value Small-Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Fee for Redemptions Paid by Wire	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class Shares
Management Fees	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses	2.26%
Total Annual Fund Operating Expenses	2.96%
Fee Waiver/Expense Reimbursement	(2.01%)
Total Annual Fund Operating Expenses
After Fee Waiver/Expense Reimbursement[1]	0.95%
[1]	Channing Capital Management, LLC (“Channing” or the “Advisor”) has entered into an expense limitation agreement where it has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by Valued Advisers Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.95% (on an annual basis) of the daily net assets of the Fund’s Institutional Class Shares. The expense limitation agreement will remain in place until May 31, 2026. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This expense limitation agreement may only be terminated by mutual consent of the Advisor and the Board of Trustees.

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Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the Fund’s operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 Years	10 Years
Institutional Class	$97	$726	$1,380	$3,137

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The Fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index. The Fund’s portfolio is selected utilizing the Advisor’s fundamental, bottom-up value investment philosophy that focuses on making concentrated investments in undervalued and neglected small cap companies that are broadly diversified across many market sectors.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

•	Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Small Cap Risk. Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund’s ability to sell these securities.
•	Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
•	Focused Investment Risk. A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.
•	Management Risk. Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.
•	Sector Focus Risk. The Advisor may allocate more of the Fund’s investments to particular segments of the market. A particular market sector can be more volatile or underperform relative to the market as a whole. Stocks within the same group of industries will decline in price due to sector-specific, market or economic developments. To the extent that the Fund has over-weighted holdings within a particular sector, the Fund is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.
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•	Cybersecurity Risk. The Fund and its service providers may be subject, directly or indirectly, to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity.
•	Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index and a style-specific secondary index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future.

Annual Total Return (years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 10.78% during the quarter ended December 31, 2023 and the lowest return for a quarter was (16.30%) during the quarter ended June 30, 2022. The year to date return as of March 31, 2025 was (12.09%).

Average Annual Total Returns (for the periods ended December 31, 2024)

	One Year	Since Inception (06/30/2021)
The Fund
Before Taxes	10.69%	3.02%
After Taxes on Distributions	10.57%	2.91%
After Taxes on Distributions and Sale of Fund Shares	6.41%	2.31%
Russell 3000 Total Return Index[1] (reflects no deduction for fees, expenses, or taxes)	23.81%	9.52%
Russell 2000 Value Total Return Index[1] (reflects no deduction for fees, expenses, or taxes)	8.05%	2.02%
[1]	The primary benchmark was changed from the Russell 2000® Value Total Return Index to the Russell 3000® Total Return Index because the latter is a broader-based market index. The Russell 2000® Value Total Return Index is now used as a secondary benchmark, because the Adviser believes it represents the portion of the market in which the Fund invests.
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.
After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Current performance data may be obtained by calling (833) 565-1919.

Portfolio Management

Investment Advisor – Channing Capital Management, LLC

Investment Team – The following investment professionals are jointly responsible for managing the day-to-day investment operations of the Fund since its inception in 2021, subject to the ultimate decision-making authority over all portfolio decisions and trading practices by the Lead Portfolio Manager.

•	Wendell E. Mackey, CFA; Lead Portfolio Manager
•	Timothy J. Kroll CFA; Portfolio Manager
•	Matthew Betourney, CFA; Portfolio Manager
•	Kevin B. Reynolds, CFA; Portfolio Manager
•	Derik D. Coffey, CFA; Client Portfolio Manager
•	Jason T. Boles, CFA; Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$100,000 for Institutional Class Shares Minimum Additional Purchases: $100 for Institutional Class Shares	By Mail:	Channing Intrinsic Value Small-Cap Fund Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707
	By Phone:	(833) 565-1919

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open either directly through the Fund’s transfer agent by calling (833) 565-1919, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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